                                                                         5-11-99
                                                                    Exhibit 4(a)
                                                                    ------------







                             THE VALSPAR CORPORATION

                                    as Issuer

                                       to


                        --------------------------------


                                   as Trustee





                                    INDENTURE

                                 Debt Securities


                               ____________, 1999

                                 Debt Securities
                             THE VALSPAR CORPORATION
     Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of ____________, 199__

Trust Indenture Act                                                                                         Indenture
      Section                                                                                                Section
      -------                                                                                                -------
ss.310     (a)(1)     ................................................................................         608
ss.310     (a)(2)     ................................................................................         608
ss.310     (a)(3)     ................................................................................         Inapplicable
ss.310     (a)(4)     ................................................................................         Inapplicable
           (b)        ................................................................................         605
                      ................................................................................         609
ss.311                ................................................................................         605
ss.312     (a)        ................................................................................         701
                      ................................................................................         702
           (b)        ................................................................................         702
           (c)        ................................................................................         702
ss.313     (a)        ................................................................................         703
           (b)(1)     ................................................................................         Inapplicable
           (b)(2)     ................................................................................         703
           (c)        ................................................................................         703
           (d)        ................................................................................         703
ss.314     (a)        ................................................................................         704
                      ................................................................................         1011
           (b)        ................................................................................         Inapplicable
           (c)(1)     ................................................................................         102
           (c)(2)     ................................................................................         102
           (c)(3)     ................................................................................         Inapplicable
           (d)        ................................................................................         Inapplicable
           (e)        ................................................................................         102
ss.315     (a)        ................................................................................         601
                      ................................................................................         603
           (b)        ................................................................................         602
           (c)        ................................................................................         601
           (d)        ................................................................................         601
                      ................................................................................         603

ss.316     (a)(1)(A)..................................................................................         512
           (a)(1)(B)..................................................................................         513
           (a)(2)     ................................................................................         Inapplicable
           (b)        ................................................................................         508
           (c)        ................................................................................         104
ss.317     (a)(1)     ................................................................................         503
           (a)(2)     ................................................................................         504
           (b)        ................................................................................         1003
ss.318     (a)        ................................................................................         108

------------------------------------------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


ARTICLE ONE - DEFINITIONS AND OTHER
           PROVISIONS OF GENERAL APPLICATION.....................................................................1
           Section 101. Definitions..............................................................................1
                     Acceleration Event..........................................................................2
                     Acquired Indebtedness.......................................................................2
                     Act.........................................................................................2
                     Affiliate ..................................................................................2
                     Authenticating Agent........................................................................2
                     Authorized Newspaper........................................................................2
                     Board of Directors..........................................................................3
                     Board Resolution............................................................................3
                     Business Day................................................................................3
                     Certificate of Authentication...............................................................3
                     Certificated Note...........................................................................3
                     Commission..................................................................................3
                     Company ....................................................................................3
                     Company Request.............................................................................3
                     Company Order...............................................................................3
                     Consolidated................................................................................3
                     Consolidated Subsidiary.....................................................................3
                     Corporate Trust Office......................................................................4
                     Corporation.................................................................................4
                     Defaulted Interest..........................................................................4
                     Definitive Notes............................................................................4
                     Depository..................................................................................4
                     Derivative Obligations......................................................................4
                     Event of Default............................................................................4
                     Global Note.................................................................................4
                     Government Obligations......................................................................4
                     Holder......................................................................................5
                     Independent Public Accountants..............................................................5
                     Initial Interest Accrual Date...............................................................5
                     Interest Payment Date.......................................................................5
                     Issue Date..................................................................................5
                     Legal Holiday...............................................................................6
                     Maturity....................................................................................6
                     Money.......................................................................................6
                     Note" or "Notes.............................................................................6
                     Note Register" and "Note Registrar..........................................................6
                     Office or Agency............................................................................6

                     Officers' Certificate.......................................................................6
                     Opinion of Counsel..........................................................................6
                     Original Issue Discount Note................................................................6
                     Outstanding.................................................................................6
                     Paying Agent................................................................................7
                     Periodic Offering...........................................................................7
                     Person......................................................................................7
                     Place of Payment............................................................................7
                     Predecessor Note............................................................................8
                     Regular Record Date.........................................................................8
                     Responsible Officer.........................................................................8
                     Restricted Payment..........................................................................8
                     Restrictive Legend..........................................................................8
                     Securities Act..............................................................................8
                     Senior Indebtedness.........................................................................8
                     Special Record Date.........................................................................8
                     Stated Maturity.............................................................................9
                     Subsidiary..................................................................................9
                     Transfer Restrictions.......................................................................9
                     Trust Indenture Act.........................................................................9
                     Trustee.....................................................................................9
                     United States...............................................................................9
                     Vice President..............................................................................9
                     Voting Stock................................................................................9
           Section 102.        Compliance Certificates and Opinions..............................................9
           Section 103.        Form of Documents Delivered to Trustee...........................................10
           Section 104.        Acts of Holders..................................................................11
           Section 105.        Notices, Etc. to Trustee and Company.............................................12
           Section 106.        Notice to Holders of Notes; Waiver...............................................13
           Section 107.        Language of Notices..............................................................13
           Section 108.        Conflict with Trust Indenture Act................................................13
           Section 109.        Effect of Headings and Table of Contents.........................................14
           Section 110.        Successors and Assigns...........................................................14
           Section 111.        Separability Clause..............................................................14
           Section 112.        Benefits of Indenture............................................................14
           Section 113.        Governing Law....................................................................14
           Section 114.        Legal Holidays...................................................................14
           Section 115.        Schedules........................................................................15
           Section 116.        Counterparts.....................................................................15

ARTICLE TWO - FORM OF NOTES.....................................................................................15
           Section 201.        Forms Generally..................................................................15
           Section 202.        Global Notes.....................................................................15

ARTICLE THREE - THE NOTES.......................................................................................16
           Section 301.        Title and Terms; Issuable in Series..............................................16
           Section 302.        Currency; Denominations..........................................................19
           Section 303.        Execution, Authentication, Delivery and Dating...................................19
           Section 304.        Temporary Notes..................................................................22
           Section 305.        Registration, Transfer and Exchange..............................................22
           Section 306.        Mutilated, Destroyed, Lost and Stolen Notes......................................24
           Section 307.        Payment of Interest; Rights to Interest Preserved................................25
           Section 308.        Persons Deemed Owners............................................................26
           Section 309.        Cancellation.....................................................................27
           Section 310.        Authentication and Delivery of the Notes.........................................27
           Section 311.        Computation of Interest..........................................................27

ARTICLE FOUR- SATISFACTION AND DISCHARGE........................................................................28
           Section 401.        Satisfaction and Discharge of Indenture..........................................28
           Section 402.        Application of Trust Money.......................................................29

ARTICLE FIVE - REMEDIES.........................................................................................29
           Section 501.        Events of Default................................................................29
           Section 502.        Acceleration of Maturity; Rescission and Annulment...............................31
           Section 503.        Collection of Indebtedness and Suits for Enforcement by Trustee..................32
           Section 504.        Trustee May File Proofs of Claim.................................................33
           Section 505.        Trustee May Enforce Claims without Possession of Notes...........................34
           Section 506.        Application of Money Collected...................................................34
           Section 507.        Limitations on Suits.............................................................35
           Section 508.        Unconditional Right of Holders to Receive Principal and Interest.................36
           Section 509.        Restoration of Rights and Remedies...............................................36
           Section 510.        Rights and Remedies Cumulative...................................................36
           Section 511.        Delay or Omission Not Waiver.....................................................36
           Section 512.        Control by Holders of Notes......................................................37
           Section 513.        Waiver of Past Defaults..........................................................37
           Section 514.        Waiver of Stay or Extension Laws.................................................37

ARTICLE SIX - THE TRUSTEE.......................................................................................38
           Section 601.        Certain Duties and Responsibilities..............................................38
           Section 602.        Notice of Defaults...............................................................39
           Section 603.        Certain Rights of Trustee........................................................39
           Section 604.        Not Responsible for Recitals or Issuance of Notes................................40
           Section 605.        May Hold Notes...................................................................41
           Section 606.        Money Held in Trust..............................................................41
           Section 607.        Compensation and Reimbursement...................................................41
           Section 608.        Corporate Trustee Required; Eligibility..........................................42

           Section 609.        Resignation and Removal; Appointment of Successor................................42
           Section 610.        Acceptance of Appointment by Successor...........................................44
           Section 611.        Merger, Conversion, Consolidation or Succession to Business......................45
           Section 612.        Appointment of Authenticating Agent..............................................45

ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS BY
           TRUSTEE AND COMPANY..................................................................................47
           Section 701.        Company to Furnish Trustee Names and Addresses of Holders........................47
           Section 702.        Preservation of Information; Communications to Holders...........................47
           Section 703.        Reports by Trustee...............................................................47
           Section 704.        Reports by Company...............................................................48

ARTICLE EIGHT - CONSOLIDATION, MERGER AND SALES.................................................................49
           Section 801.        Company May Consolidate, Etc., Only on Certain Terms.............................49
           Section 802.        Successor Person Substituted for Company.........................................50

ARTICLE NINE - SUPPLEMENTAL INDENTURES..........................................................................50
           Section 901.        Supplemental Indentures without Consent of Holders...............................50
           Section 902.        Supplemental Indentures with Consent of Holders..................................51
           Section 903.        Execution of Supplemental Indentures.............................................52
           Section 904.        Effect of Supplemental Indentures................................................52
           Section 905.        Reference in Notes to Supplemental Indentures....................................52
           Section 906.        Record Date......................................................................52

ARTICLE TEN - COVENANTS.........................................................................................53
           Section 1001.       Payment of Principal and Interest................................................53
           Section 1002.       Maintenance of Office or Agency..................................................53
           Section 1003.       Money for Note Payments to Be Held in Trust......................................53
           Section 1004.       Corporate Existence..............................................................54
           Section 1005.       Maintenance of Properties........................................................55
           Section 1006.       Restrictions on Dividends and Other Payments.....................................55
           Section 1007.       Insurance........................................................................56
           Section 1008.       Payment of Taxes and Other Claims................................................56
           Section 1009.       Books and Records................................................................56
           Section 1010.       Statement by Officers as to Default..............................................57
           Section 1011.       Waiver of Certain Covenants......................................................57

EXHIBIT A - FORM OF NOTE.......................................................................................A-1

EXHIBIT B - FORM OF ORIGINAL ISSUE DISCOUNT NOTE...............................................................B-1

           INDENTURE, dated as of ___________, 199__ (the "Indenture"), between THE VALSPAR CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having executive offices located at 1101 Third Street, Minneapolis, Minnesota 55415 and _____________________________________________, a _________________________
(hereinafter called the "Trustee"), having its principal corporate trust office at __________________________________________________________________.

                             RECITALS OF THE COMPANY

           The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its ____________ Notes (hereinafter called the "Notes"), to be issued in one or more series as herein provided. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

           This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

           NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Notes by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders from time to time of the Notes or of series thereof, as follows:


                       ARTICLE ONE - DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

           Section 101.        Definitions.

           Except as otherwise expressly provided in this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

                     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                     (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

                     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

                     (4) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                     (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both").

           Certain terms used principally in certain Articles hereof are defined in those Articles.

           "Acceleration Event" has the meaning specified in Section 502.

           "Acquired Indebtedness" means indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company or assumed in connection with the acquisition by the Company or a Subsidiary of the Company of assets from such Person, and not incurred in connection with, or in anticipation of, such Person becoming a Subsidiary of the Company or such acquisition.

           "Act", when used with respect to any Holder, has the meaning specified in Section 104.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 612 to act on behalf of the Trustee to authenticate Notes of one or more series.

           "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

           "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder.

           "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee. Where any provision hereof refers to action to be taken pursuant to a Board Resolution (including establishment of any series of the Notes and the forms and terms thereof), such action may be taken by any committee, officer or employee of the Company authorized to take such action (generally or in any particular respect) by a Board Resolution.

           "Business Day", with respect to any Place of Payment or other location, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a Legal Holiday in such Place of Payment or other location.

           "Certificate of Authentication" means the certificate set forth in Exhibit A, Exhibit B or Section 612.

           "Certificated Note" means a Note which is not a Global Note.

           "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

           "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Notes.

           "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

           "Consolidated" when used in conjunction with any other defined term means the aggregate amount of the items included within the defined term of the Company on a consolidated basis, eliminating inter-company items.

           "Consolidated Subsidiary" means a Subsidiary of the Company the financial statements of which are included in the financial statements of the Company and its Subsidiaries.

           "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at ___________________________.

           "Corporation" includes corporations, associations, companies and business trusts.

           "Defaulted Interest" has the meaning specified in Section 307.

           "Definitive Notes" means Notes that are in the form of the Note attached hereto as Exhibit A or Exhibit B and that do not include the information called for by footnotes 1 and 2 thereof.

           "Depository" means, with respect to any Notes of any series issued in the form of one or more Global Notes, the Person designated as Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any successor to such Person. If at any time there is more than one such Person, "Depository" shall mean, with respect to any Notes of any series, the qualifying entity which has been appointed with respect to such Notes of such series.

           "Derivative Obligations" means any obligations of the Company to make payment pursuant to the terms of any securities contracts and foreign currency exchange contracts, derivative instruments, such as swap agreements (including interest rate and currency and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts other than obligations on account of indebtedness for money borrowed ranking pari passu with or subordinate to the Notes.

           "Event of Default" has the meaning specified in Section 501.

           "Global Note" means a Note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Note attached hereto as Exhibit A or Exhibit B evidencing all or part of a series of Notes, issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or nominee.

           "Government Obligations" means direct obligations of the United States of America, or any Person controlled or supervised by and acting as an agency or instrumentality of such government, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by such government and which are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

           "Holder", when used with respect to the Notes, means the Person in whose name a Note is registered in the Note Register.

           "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of any particular series of Notes established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument due to the appointment of one or more separate Trustees for any one or more separate series of Notes pursuant to Section 610, the term "Indenture" shall mean, with respect to such series of Notes for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of any particular series of Notes for which such Person is Trustee established as contemplated by
Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Notes for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such person, as such Trustee, was not a party.

           "Independent Public Accountants" means a nationally recognized firm of accountants that, with respect to the Company, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

           "Initial Interest Accrual Date" as to any Note means the date from which interest shall begin to accrue in connection with the original issuance of such Note, which shall be the date as of which such Note originally issued by the Company to the initial purchaser thereof shall be dated, and which shall be the date upon which it was originally sold to such initial purchaser as designated by the Company Order requesting authentication and delivery thereof.

           "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

           "Issue Date" means the date on which the Notes are originally issued in accordance with the terms of this Indenture.

           "Legal Holiday" with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are not authorized or obligated to be open.

           "Maturity" means the date on which the principal of the Notes or an installment of principal becomes due and payable as provided in this Indenture, whether at the Stated Maturity or by declaration of acceleration.

           "Money" with respect to any payment, deposit or other transfer pursuant to or contemplated by the terms hereof, means United States dollars or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

           "Note" or "Notes" means any note or notes of any series, as the case may be, authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee hereunder, the term "Notes" as to which such Person is Trustee shall mean Notes authenticated and delivered hereunder, exclusive, however, of Notes of any series as to which such Person is not Trustee.

           "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

           "Office or Agency" means an office or agency of the Company maintained or designated in a Place of Payment for the Notes pursuant to Section 1002 or any other office or agency of the Company maintained or designated for the Notes pursuant to Section 1002 or, to the extent designated or required by
Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

           "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

           "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee, that complies with the requirements of
Section 314 (e) of the Trust Indenture Act.

           "Original Issue Discount Note" means any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502.

           "Outstanding", when used with respect to any Notes, means, as of the date of determination, all Notes of any series theretofore authenticated and delivered under this Indenture, except:

           (1) any Note theretofore canceled by the Trustee or the Note Registrar or delivered to the Trustee or the Note Registrar for cancellation;

           (2) any Note or portion thereof for whose payment at the Maturity thereof Money in the necessary amount has been theretofore deposited pursuant hereto with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of the Notes;

           (3) any Note with respect to which the Company has effected defeasance pursuant to Clauses (1)(b) and (3) of Section 401 hereof; and

           (4) any Note which has been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Note is held by a bona fide purchaser in whose hands such Note is a valid obligation of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes of such series owned by the Company or any other obligor upon such Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (a) the pledgee's right so to act with respect to such Notes and (b) that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

           "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Note on behalf of the Company.

           "Periodic Offering" means an offering of Notes of a series from time to time the specific terms of which Notes, including without limitation the rate or rates of interest (or formula for determining the rate or rates of interest), if any, thereon, and the Stated Maturity or Maturities thereof, are to be determined by the Company or its agents upon the issuance of such Notes.

           "Person" means any individual, Corporation, partnership, joint venture, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           "Place of Payment" has the meaning set forth in Section 301.

           "Predecessor Note" of a Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under
Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Note shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Note.

           "Regular Record Date" for the interest payable on any Note of any series on any Interest Payment Date therefor means the date specified in Exhibit A or Exhibit B as the "Regular Record Date".

           "Responsible Officer" means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           "Restricted Payment" has the meaning specified in Section 1006.

           "Restrictive Legend" has the meaning set forth in Section 305(b).

           "Securities Act" means the Securities Act of 1933, as amended.

           "Senior Indebtedness" means, the principal of, premium, if any, and interest on (1) (a) all indebtedness of the Company for money borrowed (including indebtedness of others guaranteed by the Company) other than the Notes, whether outstanding on the date hereof or thereafter created, assumed or incurred, and (b) any amendments, renewals, extensions, modifications and refundings of any such indebtedness, unless in the case of either (a) or (b) in the instrument creating or evidencing any such indebtedness or pursuant to which it is outstanding it is provided that such indebtedness is not Senior Indebtedness, and (2) Derivative Obligations. For the purposes of this definition, "indebtedness for money borrowed" is defined as (a) any obligation of the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (b) any deferred payment obligation of the Company for the payment of the purchase price of property or assets evidenced by a note or similar instrument, and (c) any obligation of the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under generally accepted accounting principles; provided, however, that the foregoing shall not include any obligation that constitutes a trade payable or accrued liability arising in the ordinary course of business.

           "Special Record Date" for the payment of any Defaulted Interest on any Note means a date fixed by the Trustee pursuant to Section 307.

           "Stated Maturity" with respect to any Note or any installment of principal thereof or interest thereon means the date established by this Indenture or any supplemental indenture as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

           "Subsidiary" means any Corporation of which at the time of determination the Company or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

           "Transfer Restrictions" has the meaning set forth in Section 305(b).

           "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series shall mean the Trustee with respect to Notes of that series.

           "United States" except as otherwise provided herein, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

           "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

           "Voting Stock" means stock of a Corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Corporation, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered Voting Stock whether or not such event shall have happened.

           Section 102.  Compliance Certificates and Opinions.

           Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

           Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                     (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                     (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

           Section 103.  Form of Documents Delivered to Trustee.

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of counsel or Opinion of Counsel or representation of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Note, they may, but need not, be consolidated and form one instrument.

           Section 104. Acts of Holders.

                     (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

                     Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository that is a Holder of a Global Note, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depository that is a Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in any such Global Note through such Depository's standing instructions and customary practices.

                     The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

                     (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                     (3) The ownership, principal amount and serial numbers of Notes held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Note Register.

                     (4) If the Company shall solicit from the Holders of any Notes of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Board Resolution, fix in advance a record date for the determination of Holders of Notes of such series entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Notes of such series of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Notes of such series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes of such series shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Notes of any series on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                     (5) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Note Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

           Section 105.  Notices, Etc. to Trustee and Company.

           Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                     (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                     (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or sent by facsimile and U.S. mail, first-class postage prepaid, to the Company addressed to the attention of its Chief Financial Officer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

           Section 106.  Notice to Holders of Notes; Waiver.

           Except as otherwise expressly provided in this Indenture, where this Indenture provides for notice to Holders of Notes of any series of any event, such notice shall be sufficiently given to Holders of Notes of such series if in writing and mailed, first-class postage prepaid, to each Holder of a Note of a series affected by such event, at such Holder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

           In any case where notice to Holders of Notes of any series is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Note of a series shall affect the sufficiency of such notice with respect to other Holders of Notes of such series. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

           Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           Section 107.   Language of Notices.

           Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language.

           Section 108.   Conflict with Trust Indenture Act.

           If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act, such required provision shall control.

           Section 109.   Effect of Headings and Table of Contents.

           The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

           Section 110.   Successors and Assigns.

           All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

           Section 111.   Separability Clause.

           In case any provision in this Indenture or in the Notes of any series shall be invalid, illegal or unenforceable, either wholly or partially, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provisions shall be given effect to the fullest extent permitted by law.

           Section 112.   Benefits of Indenture.

           Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Note Registrar, any Paying Agent, any Authenticating Agent and their respective successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

           Section 113.   Governing Law.

           This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to agreements made or instruments entered into and, in each case, performed in said state.

           Section 114.   Legal Holidays.

           In any case where any Interest Payment Date or Stated Maturity of any Note shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture) payment need not be made at such Place of Payment on such date, but may be made on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

           Section 115.   Schedules.

           Any Schedules attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

           Section 116.   Counterparts.

           This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


                           ARTICLE TWO - FORM OF NOTES

           Section 201.   Forms Generally.

           Each Note of any series issued pursuant to this Indenture, including Global Notes, shall be in substantially the form included in Exhibit A or Exhibit B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation of any stock exchange or national market system or as may, consistently herewith, be determined by the officers executing such Note as evidenced by their execution of such Note. The Notes shall be issuable without coupons in fully registered form only. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

           The Notes shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

           Section 202.   Global Notes.

           Notes issued hereunder may be issued as one or more Global Notes. Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with the Depository ("participants") or persons who hold interests through participants. Ownership of beneficial interests in a Global Note will be shown on, and the transfer of the ownership interests will be effected only through, records maintained by the Depository or its nominee (with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants). Any endorsement of any
Note in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Notes represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto.

Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Global Note in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to
Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Global Note shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.


                            ARTICLE THREE - THE NOTES

           Section 301.   Title and Terms; Issuable in Series.

           The Notes may be issued in one or more series. There shall be established, without the approval of any Holders or the Trustee, by or pursuant to authority granted by one or more Board Resolutions, and, subject to Section 303, there shall be set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the initial issuance of Notes of any series, all or any of the following, as applicable:

                     (1) the title of the Notes of the series (which shall distinguish the Notes of the series from Notes of any other series);

                     (2) any limit upon the aggregate principal amount of the Notes of the series which may be authenticated and delivered hereunder (except for Notes authenticated and delivered upon registration of transfer of, or in lieu of, other Notes of the series pursuant to Sections 304, 305, or 306 and except for any Notes which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder) and the absence of such limitation shall mean that the Company may issue from time to time additional Notes of such series without limitation as to aggregate principal amount;

                     (3) the Person to whom any interest on a Note of the series shall be payable, if other than the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest;

                     (4) the date or dates, or the method by which such date or dates are determined or extended, on which the principal or installments of principal and premium, if any, of the Notes of the series is or are payable;

                     (5) the rate or rates (which may be fixed or variable) at which the Notes of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date and the circumstances, if any in which the Company may defer interest payments and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                     (6) the place or places, if any, where the principal of (and premium, if any) and interest on Notes of the series shall be payable, any Notes of the series may be surrendered for registration of transfer or exchange and notices and demands to or upon the Company with respect to the Notes of the series and this Indenture may be served, other than or in addition to the Corporate Trust Office of the Trustee;

                     (7) whether the Notes of the series will be convertible into shares of capital stock and/or exchangeable for other securities, and if so, the terms and conditions upon which such Notes will be so convertible or exchangeable, and any deletions from or modifications or additions hereto to permit or to facilitate the issuance of such convertible or exchangeable Notes or the administration thereof;

                     (8) the identity of each Note Registrar and Paying Agent, if other than or in addition to the Trustee;

                     (9) if the amount of principal of or any premium or interest on any Notes of the series may be determined by reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                     (10) the applicability of, and any addition to or change in, the definitions currently set forth herein;

                     (11) if other than denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000, the denominations in which Notes of the series shall be issuable;

                     (12) any other event or events of default applicable with respect to Notes of the series in addition to or in lieu of those provided in Section 501 or any event or events of default provided in
           Section 501 which will not be applicable to Notes of the series, and any change in the right of the Trustee or the Holders to declare the principal of or any premium or interest on such Notes due and payable;

                     (13) whether the Notes of the series will be Original Issue Discount Notes and, if so, the portion of the principal amount of Notes of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                     (14) whether the Notes of the series shall be issued in whole or in part in the form of one or more Global Notes and, if so,
           (a) the Depositary with respect to such Global Note or Notes and (b) the circumstances under which any such Global Note may be exchanged for

           Notes registered in the name of, and any transfer of such Global Note may be registered to, a Person other than such Depositary or its nominee, if other than set forth in Section 305;

                     (15) if applicable, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Notes of the series may be redeemed, in whole or in part, at the option of the Company or the Holder;

                     (16) any other covenant or warranty included for the benefit of the Notes of the series in addition to (and not inconsistent with) those set forth herein for the benefit of Notes of all series, or any other covenant or warranty included for the benefit of Notes of the series in lieu of any covenant or warranty set forth herein for the benefit of Notes of all series, or any provision that any covenant or warranty set forth herein for the benefit of Notes of all series shall not be for the benefit of Notes of such series, or any combination of such covenants, warranties or provisions and the applicability, if any, of the provisions of
           Section 1012 to such covenants and warranties;

                     (17) whether or not the Notes of the series will be subordinated in right of payment to Senior Indebtedness and the terms of any such subordination; and

                     (18) any other terms of the series (which terms shall not be inconsistent with the provisions hereof, except as permitted by
           Section 901(5)).

           All Notes of any one series (other than Notes offered in a Periodic Offering) shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution referred to above and, subject to Section 303, set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Notes of any one series need not be issued at the same time. Unless otherwise provided, Notes of a single series may have different terms, and a series may be reopened, without the consent of the Holders of Notes of such series, for issuance of additional Notes of such series.

           If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

           With respect to Notes of a series offered in a Periodic Offering, such Board Resolution and Officers' Certificate or supplemental indenture may provide general terms or parameters for Notes of such series and provide either that the specific terms of particular Notes of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with other procedures specified in a Company Order as contemplated by Section 303.

           The principal of and interest on the Notes of any series shall be payable at the Office or Agency of the Company in Minneapolis, Minnesota ("Place of Payment") maintained for such purposes pursuant to Section 1002; provided, however, that, at the option of the Company, payment of interest may be made (subject to collection) (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Note Register or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Note Register.

           Section 302.   Currency; Denominations.

           The principal of and interest on the Notes of each series shall be payable in United States dollars or other equivalent unit of legal tender for payment of public or private debts in the United States of America. In the absence of any specification with respect to the Notes of any series, Notes shall be issuable in fully registered form only without coupons in denominations of $1,000 and any integral multiple thereof.

           Section 303.   Execution, Authentication, Delivery and Dating.

           Notes shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, its Treasurer or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

           Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

           At any time and from time to time after the execution and delivery hereof, the Company may deliver Notes of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, or, in the case of Notes offered in a Periodic Offering, from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing by the Company) acceptable to the Trustee as may be specified from time to time by a Company Order for establishing the specific terms of particular Notes being so offered, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. If the form or forms or terms of the Notes of the series have been established by or pursuant to one or more Board Resolutions as permitted by Section 301, in authenticating such Notes and accepting the additional responsibilities hereunder in relation to such Notes, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon

           (a)       an Opinion of Counsel stating:

                     (1) that the form or forms of such Notes have been established in conformity with the provisions thereof,

                     (2) that the terms of such Notes have been established in conformity with the provisions thereof,

                     (3) that authentication and delivery of such Notes and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms hereof,

                     (4) that the Company has the corporate power to issue, and has duly authorized, such Notes;

                     (5) that such Notes, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                     (6) that the issuance of such Notes will not contravene the certificate of incorporation or bylaws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company or its assets is bound, the violation of which would have a material adverse effect on the Company and its subsidiaries taken as a whole;

           (b)  an executed supplemental indenture, if any;

           (c)  a copy of the Board Resolution; and

           (d)  an Officers' Certificate;

provided, however, that, with respect to Notes of a series offered in a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel in connection only with the first authentication of each form of Notes of such series and that the opinions described in clauses (a)(2) and (a)(5) above may state, respectively, that

                     (2) if the terms of such Notes are to be established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by a Board Resolution or action taken pursuant thereto, such terms will have been duly authorized by the Company and established in conformity with the provisions hereof; and

                     (5) that such Notes, when executed by the Company, completed, authenticated and delivered by the Trustee in accordance herewith, and issued and delivered by the Company and paid for, all in accordance with any agreement of the Company relating to the offering, issuance and sale of such Notes, will be duly issued hereunder and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting generally the enforcement of creditors' rights and to general principles of equity.

           With respect to Notes of a series offered in a Periodic Offering, the Trustee may rely conclusively, as to the authorization by the Company of any of such Notes, the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Company Order and other documents delivered pursuant to Section 301 and this Section, as applicable, in connection with the first authentication of a form of Notes of such series and it shall not be necessary for the Company to deliver such Opinion of Counsel and other documents (except as may be required by the specified other procedures, if any, referred to above) at or prior to the time of authentication of each Note of such series unless and until the Trustee receives actual notice that such Opinion of Counsel or other documents have been superseded or revoked, and may assume compliance with any conditions specified in such Opinion of Counsel (other than any conditions to be performed by the Trustee). If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Notes if the issue of such Notes pursuant hereto will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

           The Company may establish by Company Order that the Notes of any series to be issued hereunder shall be in the form of one or more Global Notes. The Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such Notes, authenticate and deliver one or more Global Notes in permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Notes to be represented by such Global Note or Notes, (ii) shall be registered in the name of the Depository for such Global Note or Notes or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Notes in certificated form, this Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository" or to such other effect as the Depository and the Trustee may agree.

           Each Note of a series shall be dated the date of its authentication.

           No Note of any series shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication substantially in the form provided for in Exhibit A, Exhibit B or Section 612 executed by or on behalf of the Trustee by the manual signature of one of its authorized officers or by an Authenticating Agent. Such certificate upon any Note of any series shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

           Section 304.   Temporary Notes.

           Pending the preparation of Definitive Notes of any series, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Notes in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Notes of any series in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

           Except in the case of temporary Global Notes, which shall be exchanged in accordance with the provisions thereof, if temporary Notes of any series are issued, the Company shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, such temporary Notes shall be exchangeable for such Definitive Notes upon surrender of such temporary Notes at an Office or Agency for such Notes, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary Global Note, until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

           Section 305.   Registration, Transfer and Exchange.

           The Company shall cause to be kept a register (herein sometimes referred to as the "Note Register") at an Office or Agency maintained pursuant to Section 1002 in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Notes of any series and of transfers of the Notes. The Trustee is hereby initially appointed as Note Registrar for the Notes. In the event that the Trustee shall cease to be Note Registrar it shall have the right to examine the Note Register at all reasonable times.

           Upon surrender for registration of transfer of any Note of any series at the Office or Agency of the Company, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, denominated as authorized in this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

           At the option of the Holder, Notes of any series (except a Global Note representing all of the Outstanding Notes) may be exchanged for other Notes, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such Office or Agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

           Whenever any Notes are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

           No beneficial owner of an interest in a Global Note will be able to transfer that interest except in accordance with the applicable procedures of the Depository (in addition to any other procedures specified herein).

           Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, no Global Note of any series shall be exchangeable in whole or in part for Definitive Notes unless (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such Global Note shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Global Note of any series which entitles the Holders to accelerate the maturity thereof. If the beneficial owners of interests in a Global Note of any series are entitled to exchange such interests for Definitive Notes of such series of like tenor and principal amount of any authorized form and denomination as contemplated by Section 303, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee Definitive Notes in such form and denominations as are required by or pursuant to this Indenture, containing identical terms and in aggregate principal amount equal to the principal amount of such Global Note, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Note shall be surrendered by the Depository in accordance with instructions given to the Trustee and the Depository (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel) as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose. Promptly following any such exchange in part, such Global Note shall be returned by the Trustee to such Depository in accordance with the instructions of the Company referred to above. If a Note is issued in exchange for any portion of a Global Note after the close of business at the Office or Agency for such Note where such exchange occurs on or after (i) any Regular Record Date for such Note and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Note and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Note, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Note shall be payable in accordance with the provisions of this Indenture.

           Notwithstanding any other provision of this Indenture, a Global Note of any series may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

           All Notes of any series issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

           Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar for such Note) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304 or 905 not involving any transfer.

           As used in this Section 305, the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Notes referred to herein.

           Section 306.   Mutilated, Destroyed, Lost and Stolen Notes.

           If any mutilated Note, including a Global Note, is surrendered to the Trustee, subject to the provisions of this Section, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

           If there be delivered to the Company and to the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Note, including a Global Note if the destroyed, lost or stolen Note was a Global Note, and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Note, a new Note of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

           Notwithstanding the foregoing provisions of this Section, in case any mutilated, destroyed, lost or stolen Note of any series has become or is about to become due and payable for any reason, the Company in its discretion may, instead of issuing a new Note, pay such Note.

           Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

           Every new Note of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an additional original contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of that series duly issued hereunder.

           The provisions of this Section, as amended or supplemented pursuant to this Indenture, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

           Section 307.   Payment of Interest; Rights to Interest Preserved.

           Unless otherwise provided as contemplated by Section 301, any interest on any Note of any series which shall be payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered as of the close of business on the Regular Record Date for such interest.

           Any interest on any Note of any series which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Note (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been a Holder on such date; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                     (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Note of such series (or a Predecessor Note thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of Money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment. Such Money when so deposited shall be held in trust for the benefit of the Person entitled to such Defaulted Interest. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Note (or a Predecessor Note thereof) at such Holder's address as it appears in the Note Register not less than 10 days prior to such Special Record Date. In addition to the mailing, the Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date and the failure of a Holder to observe such published notice shall not entitle such Holder to additional benefits or interest with respect to such Holder's Notes. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Note of such series (or a Predecessor Note thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or national market system on which the Notes may be listed, and upon such notice as may be required by such exchange or national market system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

           At the option of the Company, interest on any Note may be paid (i) by mailing a check to the address of the Person entitled thereto as such address shall appear in the Note Register, or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Note Register.

           Subject to the foregoing provisions of this Section and Section 305, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

           Section 308.   Persons Deemed Owners.

           Prior to due presentment of a Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered in the Note Register as the owner of such Note for the purpose of receiving payment of principal of and (subject to Sections 305 and 307) interest on such Note and for all other purposes whatsoever, whether or not any payment with respect to such Note shall be overdue, and neither the Company, nor the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

           Payments on Global Notes will be made to the Depository, or its nominee, as the registered owner thereof. Neither the Company, the Trustee nor any paying agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

           No holder of any beneficial interest in any Global Note held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Note or any Note represented thereby, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note or any Note represented thereby for all purposes whatsoever. Notwithstanding the foregoing, with respect to any Global Note, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary Holder of such Global Note, or impair, as between a Depositary and the owners of beneficial interests in such Global Note, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominees) as Holder of such Global Note. None of the Company, the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

           Section 309.   Cancellation.

           All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Notes, as well as Notes surrendered directly to the Trustee for any such purpose, shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be canceled promptly by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed by the Trustee, unless by a Company Order the Company directs their return to it.

           Section 310.   Authentication and Delivery of the Notes.

           Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Notes may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, Board Resolution, or indentures supplemental hereto.

           Section 311.   Computation of Interest.

           Except as otherwise specified pursuant to Section 301 for the Notes of any series, interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Interest shall be payable to and excluding any Interest Payment Date and interest shall be payable to and excluding the Maturity.


                    ARTICLE FOUR - SATISFACTION AND DISCHARGE

           Section 401.   Satisfaction and Discharge of Indenture.

           Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Notes and the Trustee, on receipt of such Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series of Notes, when

                     (1)       either

                               (a) all Notes of such series theretofore
                     authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment Money has theretofore been deposited in trust with the Trustee or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                               (b) all Notes of such series not so theretofore
                     delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, and the Company has irrevocably deposited or caused to be deposited with the Trustee, as trust funds and/or obligations in trust for such purpose, Money and/or Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms, without consideration of any reinvestment thereof, will provide not later than the opening of business on the due dates of any payment of principal and interest with respect thereto, or a combination thereof, Money in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, including the principal thereof and interest thereon, to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity thereof, as the case may be;

                     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company, including amounts owing to the Trustee; and

                     (3) the Company has delivered to the Trustee a certificate of Independent Public Accountants certifying as to the sufficiency of the amounts deposited pursuant to subclause

           (b) of Clause (1) of this Section for payment of the principal and interest on the dates such payments are due, and an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein providing for or relating to the satisfaction and discharge of this Indenture have been complied with.

           Notwithstanding the satisfaction and discharge of this Indenture with respect to a series of Notes, the obligations of the Company and the Trustee to the Holders of Notes of other series not so satisfied and discharged, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 612 and, if Money and/or Government Obligations shall have been deposited with the Trustee pursuant to subclause (b) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

           Section 402.   Application of Trust Money.

           Subject to the provisions of the last paragraph of Section 1003, all Money and Government Obligations deposited with the Trustee pursuant to Section 401 and all Money received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes of each series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such Money has or Government Obligations have been deposited with or received by the Trustee; but such Money and Government Obligations need not be segregated from other funds of the Trustee except to the extent required by law.


                             ARTICLE FIVE - REMEDIES

           Section 501.   Events of Default.

           "Event of Default" wherever used herein with respect to Notes of any series, and unless otherwise provided with respect to Notes of any series pursuant to Section 301, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                     (1) default in the payment of any interest on any Note of such series when such interest becomes due and payable, and continuance of such default for a period of 10 days; or

                     (2) default in the payment of the principal of any Note of such series when it becomes due and payable at its Maturity; or

                     (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Notes of such series (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which expressly has been included herein solely for the benefit of a series of one or more Notes other than such series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                     (4) default in the payment at stated maturity of any indebtedness of the Company or any Subsidiary for money borrowed (not described above in paragraph (1) or (2)) in principal amount due at stated maturity in excess of $10,000,000, and such default shall continue, without being cured, waived or consented to and without such indebtedness being discharged, for a period of 30 days beyond any applicable period of grace, provided, however, that the provisions of this Section 501(4) shall not apply to any indebtedness of the Company or any Subsidiary under which the rights and remedies of the lender in the event of default are limited to repossession or sale of property securing such obligation, with no recourse to the Company or any Subsidiary; or

                     (5) the occurrence of an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or any Subsidiary for money borrowed (not described above in paragraph (3)) (or the payment of which is guaranteed by the Company), whether such indebtedness now exists or shall hereafter be created, provided, however, that no such event of default shall constitute an Event of Default hereunder unless such event of default results in the acceleration of such indebtedness prior to its expressed maturity, which together with the principal amount of any such other indebtedness so caused to be accelerated, aggregates $10,000,000 or more at any one point in time and such default shall not have been cured or waived and such acceleration shall not have been rescinded or annulled, provided, however, that the provisions of this Section 501(5) shall not apply to any indebtedness of the Company or any Subsidiary under which the rights and remedies of the lender in the event of default are limited to repossession or sale of property securing such obligation, with no recourse to the Company or any Subsidiary; or

                     (6) the entry by a court or agency or supervisory authority having competent jurisdiction of:

                               (a) a decree or order for relief in respect of
                     the Company or any Subsidiary in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                               (b) a decree or order adjudging the Company or
                     any Subsidiary to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company or any Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                               (c) a decree or order appointing any Person to
                     act as a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or any Subsidiary or of any substantial part of the property of the Company or any Subsidiary, as the case may be, or ordering the winding up or liquidation of the affairs of the Company or any Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                     (7) the commencement by the Company or any Subsidiary of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company or any Subsidiary to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company or any Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company or any Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or any Subsidiary or any substantial part of the property of the Company or any Subsidiary or the making by the Company or any Subsidiary of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action; or

                     (8) a final judgment, judicial decree or order for the payment of money in excess of $10,000,000 shall be rendered against the Company or any Subsidiary and such judgment, decree or order shall continue unsatisfied for a period of 60 days without a stay of execution; or

                     (9) any other Event of Default provided with respect to the Notes of such series pursuant to Section 301.

           Section 502.   Acceleration of Maturity; Rescission and Annulment.

           If an Event of Default specified in Subsection 501(6) or Subsection 501(7) or any other Event of Default specified pursuant to Section 301 occurs and is continuing (an "Acceleration Event"), then the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes of any series may declare the principal of all the Notes of such series, and the interest accrued thereon, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such amount shall become immediately due and payable; provided, however, that any Event of Default specified in Subsection 501(7) shall result in immediate and automatic acceleration of maturity of the outstanding Notes of every series, and the principal of all the Notes of every series and the interest accrued thereon shall be due and payable immediately without notice, as if a declaration of acceleration, as contemplated in this Section 502, had been made.

           At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Notes of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                     (1) the Company has paid or deposited with the Trustee a sum of Money sufficient to pay

                               (a) all overdue installments of any interest on
                     all Notes of such series,

                               (b) the principal of any Notes of such series
                     which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes,

                               (c) to the extent that payment of such interest
                     is lawful, interest upon overdue installments of any interest at the rate borne by such Notes, and

                               (d) all sums paid or advanced by the Trustee
                     hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                     (2) all Events of Default, other than the non-payment of the principal of and interest on Notes of such series which shall have become due solely by reason of such Acceleration Event, shall have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

           Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

           The Company covenants that if an Event of Default occurs and is continuing, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount of money then due and payable (including any amount of money payable as a result of acceleration) with respect to such Notes, with interest upon any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at the same rate of interest as is payable on the principal amount of the Notes, and, in addition thereto, such further amount of Money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

           If the Company fails to pay the Money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the Money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Notes and collect the Money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

           If any Event of Default with respect to the Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the collection of all principal and interest then due and payable hereunder (in the absence of any acceleration), or the specific enforcement of any covenant or agreement in this Indenture or such Notes or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

           The rights and remedies under this Section 503 are in addition to the other rights and remedies available under this Article 5 or otherwise legally available.

           Section 504.   Trustee May File Proofs of Claim.

           In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes of any series or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                     (1) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Notes of any series for which the Trustee acts as trustee and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Notes of such series allowed in such judicial proceeding, and

                     (2) to collect and receive any Money or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Notes of such series to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Notes of such series, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 607.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Note of any series any plan of reorganization, arrangement, adjustment or composition affecting the Notes of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Note of such series in any such proceeding.

           Section 505.  Trustee May Enforce Claims without Possession of Notes.

           All rights of action and claims under this Indenture or any of the Notes of any series may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Note of such series in respect of which such judgment has been recovered.

           Section 506.  Application of Money Collected.

           Any Money collected by the Trustee with respect to any series of Notes pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such Money on account of principal or interest, upon presentation of the Notes of such series, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 607;

                     SECOND: In the case where the Notes are subordinated to Senior Indebtedness, to the payment of amounts then due and unpaid to the holders of Senior Indebtedness, to the extent required by the terms of subordination.

                     THIRD: In the case the principal of the Notes of such series shall not have become due and payable, to the payment of the amounts then due and unpaid upon the Notes of such series for interest in respect of which or for the benefit of which such Money has been collected, in the order of the Maturity of the installments of such interest, with interest, to the extent that such interest is lawful and has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes, such payments to be made ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Notes for interest;

                     FOURTH: In the case the principal of the Notes of such series shall have become due and payable, to the payment of the amounts then due and unpaid upon the Notes for principal and interest in respect of which or for the benefit of which such Money has been collected, with interest, to the extent that such interest is lawful and has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes, such payments to be made ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Notes for principal and interest, respectively; and

                     FIFTH: The balance, if any, to the Person or Persons entitled thereto.

           Section 507.   Limitations on Suits.

           No Holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                     (1) such Holder has previously given written notice to the Trustee of a continuing Acceleration Event or Event of Default;

                     (2) the Holders of not less than 25% in principal amount of the Outstanding Notes of such series shall have made written request to the Trustee to institute proceedings in respect of such Acceleration Event or Event of Default in its own name as Trustee hereunder;

                     (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, fees, expenses and liabilities to be incurred in compliance with such request (including reasonable fees of counsel);

                     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Note to accelerate amounts due under the Notes when the Trustee could not accelerate such amounts or otherwise exercise any remedies which the Trustee could not have exercised hereunder, or any right to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

           Section 508. Unconditional Right of Holders to Receive Principal and Interest.

           Notwithstanding any other provision in this Indenture, but subject to those limitations regarding acceleration which are applicable to the Trustee and which are contained in Section 502, the Holder of any Note of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Sections 305 and 307) interest on such Note on the respective Stated Maturity or Maturities therefor specified in such Note and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

           Section 509.   Restoration of Rights and Remedies.

           If the Trustee or any Holder of a Note of any series has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

           Section 510.   Rights and Remedies Cumulative.

           Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of
Section 306, and subject to Sections 502 and 503, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Note is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

           Section 511.   Delay or Omission Not Waiver.

           No delay or omission of the Trustee or of any Holder of any Note of any series to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Note of any series may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

           Section 512.   Control by Holders of Notes.

           The Holders of a majority in principal amount of the Outstanding Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that

                     (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                     (3) subject to Section 601, the Trustee need not take any action which might be unjustly prejudicial to the rights of the other Holders of Notes not joining in such action.

           Section 513.   Waiver of Past Defaults.

           The Holders of not less than a majority in principal amount of the Outstanding Notes of any series on behalf of the Holders of all the Notes of such series may waive any past default hereunder and its consequences, except a default

                     (1) in the payment of the principal of or interest on any Note of such series, or

                     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series.

           Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

           Section 514.   Waiver of Stay or Extension Laws.

           The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                            ARTICLE SIX - THE TRUSTEE

           Section 601.   Certain Duties and Responsibilities.

           (1) With respect to Notes of any series, except during the continuance of an Event of Default with respect to that series only,

                     (a) the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                     (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

           (2) With respect to Notes of any series, in case an Event of Default has occurred and is continuing with respect to that series only, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

           (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                     (a) this Subsection shall not be construed to limit the effect of Subsection (1) of this Section;

                     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes of such series, provided such direction shall not be in conflict with any rule of law or with this Indenture; and

                     (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

           Section 602.   Notice of Defaults.

           Within 90 days after the occurrence of any default hereunder with respect to the Notes of any series, the Trustee shall transmit to the Holders of Notes of such series, in the manner and to the extent provided in Section 313
(b) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Notes of such series; and provided, further, that in the case of any default of the character specified in Section 501 (3) with respect to Notes of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

           Section 603.   Certain Rights of Trustee.

           Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

                     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate and/or Opinion of Counsel;

                     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, fees, expenses and liabilities which might be incurred by it, including reasonable fees of counsel, in complying with such request or direction;

                     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney; and

                     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

           Section 604.   Not Responsible for Recitals or Issuance of Notes.

           The recitals contained herein and in the Notes of each series, except the Trustee's Certificate of Authentication, shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes of any series, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes of any series and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Notes of any series or the proceeds thereof. The Trustee shall not be responsible for any statement made in any prospectus or similar document used to sell the Notes of any series.

           Section 605.   May Hold Notes.

           The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other Person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other Person.

           Section 606.   Money Held in Trust.

           Except as provided in Section 402 and Section 1003, Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed with the Company.

           Section 607.   Compensation and Reimbursement.

           The Company agrees:

                     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable costs, expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                     (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

           As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of and interest on Notes of any series. "Trustee" for the purposes of this Section includes any predecessor Trustee, but negligence or bad faith of any Trustee shall not be attributed to any other Trustee.

           When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable compensation and the expenses and disbursements of reasonable compensation and the expenses and disbursements of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

           The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

           Section 608.   Corporate Trustee Required; Eligibility.

           There shall at all times be a Trustee hereunder that is a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, or any other person permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

           Section 609.   Resignation and Removal; Appointment of Successor.

                     (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 610.

                     (2) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                     (3) The Trustee may be removed at any time with respect to Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Trustee and the Company.

                     (4)       If at any time:

                               (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act after written request therefor by the Company or any Holder of a Note who has been a bona fide Holder of a Note for at least six months, or

                               (b) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee, or (ii) subject to Section 315
           (e) of the Trust Indenture Act, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                     (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to Notes of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee with respect to the Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Notes of any particular series) and shall comply with the applicable requirements of Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee with respect to the Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes of any series shall have been so appointed by the Company or the Holders of Notes of such series and accepted appointment in the manner required by Section 610, any Holder of a Note of such series who has been a bona fide Holder of a Note of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

                     (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes of any series and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes of such series as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes of such series and the address of its Corporate Trust Office.

           Section 610.   Acceptance of Appointment by Successor.

                     (1) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                     (2) In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (c) shall add to or change any of the provisions hereof as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of Notes issued pursuant hereto, the terms "Indenture" and "Notes" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

                     (3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (1) or (2) of this Section, as the case may be.

                     (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

           Section 611. Merger, Conversion, Consolidation or Succession to Business.

           Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes of any series shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

           Section 612.   Appointment of Authenticating Agent.

           The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Notes which shall be authorized to act on behalf of the Trustee to authenticate such Notes issued upon original issue, exchange, registration of transfer, or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of one or more series of Notes by the Trustee or the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Trustee by an Authenticating Agent.

           Each Authenticating Agent shall be acceptable to the Company and, except as provided in this Indenture, shall at all times be a Corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a) (2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

           Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

           The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

           The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

           If an Authenticating Agent is appointed with respect to one or more series pursuant to this Section, the Notes of such series may have endorsed thereon, in addition to or in lieu of the Trustee's Certificate of Authentication, an alternate Certificate of Authentication in the following form:

This is one of the Notes described herein.


                             _______________________________________________
                             As Authenticating Agent

                             By_____________________________________________
                                Authorized Signatory

Authentication Date

_______________________

                  ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS BY
                               TRUSTEE AND COMPANY

           Section 701.   Company to Furnish Trustee Names and Addresses of
Holders.

           In accordance with Section 312 (a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee

                     (1) semi-annually on January 1 and July 1 of each year, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders of Notes of any series for which the Trustee acts as trustee as of the applicable date, and

                     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Note Registrar no such list shall be required to be furnished for Notes of any series for which the Trustee acts as Note Registrar.

           Section 702.  Preservation of Information; Communications to Holders.

           The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

           Every Holder of Notes of any series, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent nor any Note Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

           Section 703.   Reports by Trustee.

                     (1) Within 60 days after May 15 of each year, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said Section 313 (a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

                     (2) The Trustee shall transmit the reports required by
           Section 313(b) of the Trust Indenture Act at the times specified therein.

                     (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

           Section 704.   Reports by Company.

           The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
           Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a Note listed and registered on a national securities exchange or national market system as may be prescribed from time to time in such rules and regulations; provided that notwithstanding the requirements of such rules and regulations, so long as any Note is Outstanding the Company shall file with the Trustee at a minimum (a) as soon as practicable, but in any event no more than ninety (90) days, after the end of each fiscal year, copies of a balance sheet and statements of income and retained earnings of the Company as of the end of and for such fiscal year, audited by Independent Public Accountants, and (b) as soon as practicable, but in any event no more than forty-five (45) days, after the end of each quarterly fiscal period, except for the last quarterly fiscal period in each fiscal year, a summary statement (which need not be audited) of income and retained earnings of the Company for such period;

                     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                     (3) transmit to the Holders of Notes of each series within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; provided that notwithstanding the requirements of such rules and regulations, so long as the Company has a class of securities registered pursuant to the Securities Exchange Act of 1934, the Company shall transmit to the Holders of Notes of each series, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, the information, documents and other reports of the Company as are furnished to the holders of such class of securities registered under the Securities Exchange Act of 1934; provided further that so long as any Note is Outstanding, the Company shall transmit to the Holders of Notes of each series at a minimum (a) as soon as practicable, but in any event no more than ninety (90) days, after the end of each fiscal year, copies of a balance sheet and statements of income and retained earnings of the Company as of the end of and for such fiscal year, audited by Independent Public Accountants, and (b) as soon as practicable, but in any event no more than forty-five (45) days, after the end of each fiscal quarterly period, except for the last quarterly fiscal period in each fiscal year, a summary statement (which need not be audited) of income and retained earnings of the Company for such period; and

                     (4) furnish to the Trustee the Officers' Certificates and notices required by Section 1010 hereof.


                 ARTICLE EIGHT - CONSOLIDATION, MERGER AND SALES

           Section 801.   Company May Consolidate, Etc., Only on Certain Terms.

           Nothing contained in this Indenture shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Company); provided, however, that:

                     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed by the successor Person and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

                     (2) immediately after giving effect to such transaction, no event which, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing; and

                     (3) either the Company or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

           Section 802.   Successor Person Substituted for Company.

           Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture and the Notes.


                     ARTICLE NINE - SUPPLEMENTAL INDENTURES

           Section 901.   Supplemental Indentures without Consent of Holders.

           Without the consent of any Holder of Notes of any series, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, which shall conform with the requirements of the Trust Indenture Act as then in effect and be in form satisfactory to the Trustee, for any of the following purposes:

                     (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

                     (2) to add to or change any of the provisions of this Indenture to change or eliminate any restrictions on the payment of principal of or interest on Notes of any series or to permit or facilitate the issuance of Notes of any series in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Notes of any series in any material respect; or

                     (3) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Notes of any series in any material respect; or

                     (4) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any Notes of any series pursuant to Article Four; provided that any such action shall not adversely affect the interests of any Holder of a Note of any series in any material respect; or

                     (5) to add to the covenants of the Company for the benefit of the Holders of the Notes of each series (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company; or

                     (6) to evidence and provide acceptance of the appointment of a successor Trustee hereunder.

           Section 902.   Supplemental Indentures with Consent of Holders.

           With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution), and the Trustee may enter into one or more indentures supplemental hereto (which shall conform with the requirements of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes of any series under this Indenture; provided, however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Note affected thereby, shall

                     (1) change the Stated Maturity of the principal of, or any installment of interest on, any affected Note, or change the rate of interest thereon, or change the Place of Payment, currency in which the principal of or interest on any Note, is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

                     (2) reduce the percentage of principal amount of Outstanding Notes of any series which is required for consent to any such supplemental indenture, or for consent to any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                     (3) modify any of the provisions of this Section, or
           Section 513 or Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

A supplemental indenture which changes or eliminates any covenant or other provision hereof which has expressly been included solely for the benefit of one or more particular series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights hereunder of the Holders of Notes of any other series.

           It shall not be necessary for any Act of Holders of Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           Section 903.   Execution of Supplemental Indentures.

           As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           Section 904.   Effect of Supplemental Indentures.

           Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Note of the series affected thereby theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

           Section 905.   Reference in Notes to Supplemental Indentures.

           Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

           Section 906.   Record Date.

           If the Company shall solicit from the Holders of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of such series entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed those Persons who were Holders of such series at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture, agreement or instrument or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. The record date shall be a date no more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. No such consent shall be valid or effective for more than six months after such record date. Subject to applicable law, until any supplemental indenture, agreement, instrument or waiver becomes effective, or a consent to it by a Holder of a Note of such series shall cease to be valid and effective as set forth in the preceding sentence, such consent is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

                             ARTICLE TEN - COVENANTS

           Section 1001.  Payment of Principal and Interest.

           The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms thereof and this Indenture.

           Section 1002.  Maintenance of Office or Agency.

           The Company shall maintain in each Place of Payment an Office or Agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration, transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. The Company hereby initially designates the Corporate Trust Office of the Trustee as its Office or Agency for each of the foregoing purposes. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

           Section 1003.  Money for Note Payments to Be Held in Trust.

           If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of or interest on the Notes of any series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum of Money sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

           Whenever the Company shall have one or more Paying Agents, it shall, on or prior to each due date of the principal of or interest on the Notes of any series, deposit with any Paying Agent a sum of Money sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

           The Company shall cause each Paying Agent other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                     (1) hold all sums held by it for the payment of the principal of or interest on Notes of any series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

                     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal or interest on the Notes of any series; and

                     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

           Any Money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Note of any series and remaining unclaimed for five years after such principal or interest shall have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust Money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, or to be mailed to Holders of Notes, or both, notice that such Money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such Money then remaining will be repaid to the Company.

           Section 1004.  Corporate Existence.

           Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and its Subsidiaries, and shall comply with all statutes, rules, regulations and orders of and restrictions imposed by governmental and administrative authorities and agencies applicable to the Company and its Subsidiaries; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and that the loss thereof is not disadvantageous in any material respect to any Holder.

           Section 1005.  Maintenance of Properties.

           The Company will:

                     (1) cause its properties and the properties of its Subsidiaries (other than properties obtained by the Company or any Subsidiary through foreclosure or other resolution of any loan or properties subject to valid and binding leases with customers of the Company or any Subsidiary) used or useful in the conduct of the business of the Company and its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary facilities and equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the foregoing shall not prevent the Company or a Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to any Holder;

                     (2) take all appropriate steps to preserve, protect and maintain the trademarks, trade names, copyrights, licenses and permits used in the conduct of the business of the Company and its Subsidiaries; provided, however, that the foregoing shall not prevent the Company or a Subsidiary from selling, abandoning or otherwise disposing of any such trademark, trade name, copyright, license or permit if such sale, abandonment or disposition is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to any Holder; and

                     (3) The Company and each of its Subsidiaries shall comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, noncompliance with which would materially adversely affect the business, prospects, earnings, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; provided, however, that the foregoing shall not require compliance with any statute, law, ordinance, rule or regulation which is being contested in good faith.

           Section 1006.  Restrictions on Dividends and Other Payments.

           The Company shall not (i) declare or pay any dividend, either in cash or property, on any shares of its capital stock (except dividends or other distributions payable solely in shares of capital stock of the Company) or (ii) purchase, redeem or retire any shares of its capital stock or any warrants, rights or options to purchase or acquire any shares of its capital stock or
(iii) make any
other payment or distribution, either directly or indirectly through any Subsidiary, in respect of its capital stock (such dividends, purchases, retirements, payments and distributions being herein collectively called "Restricted Payments") if, after giving effect thereto, an Event of Default shall have occurred or be continuing. Notwithstanding the foregoing, the Company may make a previously declared Restricted Payment if the declaration of such Restricted Payment was permitted under this Section when made. For purposes of this Section, the amount of any Restricted Payment payable in property shall be deemed to be the fair market value of such property as determined by the Board of Directors of the Company.

           Section 1007.  Insurance.

           Subject to the right to sell, abandon or otherwise dispose of any building or property whenever in the opinion of the Company the retention thereof is inadvisable or not necessary to the business of the Company and its Subsidiaries, the Company will at all times cause all buildings, equipment and other insurable properties owned or operated by it or any Subsidiary to be properly insured and kept insured with responsible insurance carriers, or adequately insured by means of proper inter-insurance contracts, against loss or damage by fire and other hazards, to the extent that such properties are usually insured by Corporations owning or operating properties of a similar character; provided, however, that the foregoing shall not prevent the Company or any Subsidiary from maintaining any self-insurance program if adequate reserves are maintained in connection with such program.

           Section 1008.  Payment of Taxes and Other Claims.

           The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (2) all lawful claims for labor, material and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate reserves (in the good faith judgment of the Company) have been established.

           Section 1009.  Books and Records.

           The Company shall, and shall cause each Subsidiary to, at all times keep proper books of record and account in which proper entries shall be made in accordance with generally accepted accounting principles and, to the extent applicable, regulatory accounting principles.

           Section 1010.  Statement by Officers as to Default.

                     (1) The Company will deliver to the Trustee, within 45 days after the end of each fiscal quarter, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (other than a term, provision or condition specifically dealt with in Clause (2) of this Section 1010) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                     (2) The Company will deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to Clause (4) of Section 501.

           Section 1011.  Waiver of Certain Covenants.

           The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 through 1009 with respect to the Notes of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                    * * * * *


           This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     THE VALSPAR CORPORATION


                                     By_________________________________________
                                        Name:
                                        Title:

Attest:

________________________________



                                     _______________________________, as Trustee


                                     By_________________________________________
                                       Name:
                                       Title:
Attest:

_________________________________

STATE OF MINNESOTA  )
                    ) SS.
COUNTY OF HENNEPIN  )


     On the ____ day of _________, 19____, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is the ___________________ of THE VALSPAR CORPORATION, a Delaware corporation, one of the persons described in and who executed the foregoing instrument; and that he signed his name thereto by like authority.


                                  ______________________________________________
                                  Notary Public

[NOTARIAL SEAL]



STATE OF MINNESOTA  )
                    ) SS.
COUNTY OF HENNEPIN  )


     On the ________ day of __________________, 19____, before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that he is ________________________ of _____________________,
a ________________________________, one of the persons described in and who executed the foregoing instrument; and that he signed his name thereto by like authority.


                                  ______________________________________________
                                  Notary Public
[NOTARIAL SEAL]

                            EXHIBIT A - FORM OF NOTE

                             THE VALSPAR CORPORATION

                        ___% _____________ NOTE DUE ____


$________________________                               No._____________________


           The Valspar Corporation, a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to ______________________
________________________________________________________________________________
_______________________________________, or registered assigns, the principal sum of ________________________ Dollars on _______________, and to pay interest thereon at the rate of ____% per annum from the Initial Interest Accrual Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on ____________________ of each year, commencing _____________ (each an "Interest Payment Date"), until the principal hereof is paid or made available for payment.

           The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which will be the 15th day of the month in which the relevant Interest Payment Date occurs. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in Minneapolis, Minnesota, or in such other office or agency as may be established by the Company pursuant to the Indenture (initially the principal corporate trust office of the Trustee in ____________________ (the "Corporate Trust Office")), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register or
(ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Note Register. Payments of principal and interest at maturity will be made against presentation of this Note at the Corporate Trust Office (or such other office as may be established pursuant to the Indenture), by check or wire transfer.

           Reference is hereby made to the further provisions of this Note set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

           Unless the Certificate of Authentication hereon has been executed by the Trustee or an Authenticating Agent under the Indenture referred to on the reverse hereof by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

           IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of its Chief Executive Officer, its President or one of its Vice Presidents and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Date:

                               THE VALSPAR CORPORATION


                               By:_______________________________________
                                     Chief Financial Officer
ATTEST:

_____________________________
Secretary


                [Form of Trustee's Certificate of Authentication]

              This is one of the Notes described in the Indenture.




                               ________________________________________
                                         as Trustee

Authentication
Date:_____________             By______________________________________
                                   Authorized Signatory

                                (Reverse of Note)

                             THE VALSPAR CORPORATION

                         ____% ____________NOTE DUE ____


           [Unless and until it is exchanged in whole or in part for Definitive Notes, this Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this Note is presented by an authorized representative of the Depository to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of ______________ or such other name as may be requested by an authorized representative of the Depository (and any payment is made to _____________ or such other entity as may be requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, ____________, has an interest herein.](1)

     This Note is one of a duly authorized issue of Series _____ Notes of the Company ("Series _____ Notes") designated as its ____% ___________ Notes due ____ limited in aggregate principal amount to $__________ issued and to be issued under an Indenture dated as of __________, 199__ and a supplemental indenture dated ______________ (herein called the "Indenture"), between the Company and ________________________________________, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of all series of Notes of the Company (collectively, the "Notes"), and the terms upon which the Notes are, and are to be, authenticated and delivered. The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon (including post-default interest).

           The Notes may not be redeemed by the Company prior to Maturity.

           If an Acceleration Event with respect to the Series _____ Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Series _____ Notes may declare the principal of all Series _____ Notes due and payable in the manner and with the effect provided in the Indenture. An "Acceleration Event" is an Event of Default relating to bankruptcy, insolvency, or reorganization of the Company as more specifically defined by the Indenture. The Indenture provides that such declaration and its consequences may,



--------------------------
           (1)This paragraph should be included only for a Global Note.

in certain events, be annulled by the Holders of a majority in principal amount of the Outstanding Series _____ Notes.

           The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Series _____ Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of Series _____ Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of Series _____ Notes at the time Outstanding, on behalf of the Holders of all Series _____ Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

           No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

           As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in _____________________________), or at such other office or agency as may be established by the Company for such purpose pursuant to the Indenture (initially the principal corporate trust office of the Trustee in ___________________), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

           Series _____ Notes are issuable only in fully registered form, without coupons, in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, Series ____ Notes are exchangeable for a like aggregate principal amount of Series ____ Notes in authorized denominations, as requested by the Holder surrendering the same.

           No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           Prior to the due presentment of this Note for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

           Interest on Series ____ Notes shall be computed on the basis of a 360-day year of twelve 30- day months. Interest shall be payable to and excluding any Interest Payment Date.

           The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

           This Note shall not be valid until authenticated by the manual signature of the Trustee or an Authenticating Agent.

           Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUT (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

           Each Holder of a Series ____ Note covenants and agrees by such Holder's acceptance thereof to comply with and be bound by the foregoing provisions.

           All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


________________________________________________________________________________
                  (Insert assignee's Soc. Sec. or Tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date: ___________________________

                    Your Signature:_____________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee

                  SCHEDULE OF EXCHANGES FOR DEFINITIVE NOTES(2)


           The following exchanges of a part of the Global Note for Definitive Notes have been made:


                                                                                       Principal Amount              Signature of
                             Amount of decrease          Amount of increase           of this Global Note         authorized officer
                                     in                          in                     following such                    of
                             Principal Amount of         Principal Amount of               decrease                 Trustee or Note
     Date of Exchange         this Global Note            this Global Note               (or increase)                 Custodian
     ----------------        ------------------          ------------------             ---------------               ----------

















---------------------------
           (2)This should be included only in a Global Note.

                EXHIBIT B - FORM OF ORIGINAL ISSUE DISCOUNT NOTE


                                 [Face of Note]



          CUSIP NO.                                     PRINCIPAL AMOUNT:

          REGISTERED NO.

                             THE VALSPAR CORPORATION

                           ___________ NOTE, SERIES __

                   DUE ____________OR MORE FROM DATE OF ISSUE

           If the registered owner of this Note (as indicated below) is Cede
& Co. and The Depository Trust Company is named below as Depositary, this Note is a "Global Note", and unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, NewYork) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

           If applicable, the following will be completed solely for purposes of the U.S. Federal Income Tax "Original Issue Discount" rules, as that term misdefined in Section 1273 of the Internal Revenue Code of 1986, as amended. This information is provided solely for the purposes of applying the U.S. Federal Income Tax Original Issue Discount ("OID") rules to the certificate and is based on an interpretation of proposed Treasury regulations. The Issue Date of this certificate is ____________. This certificate has been issued with ______ of OID per $1,000 of initial principal amount. The annual yield to maturity is __% based on semiannual compounding. The amount of OID attributable to the initial accrual period is ___________ per $1,000 of initial principal amount, computed under the _______________ method as defined in proposed Treasury regulations.

           The following summary of terms is subject to the information set forth on the reverse hereof.


                                                    ISSUE PRICE (As a %
                                                   percentage of principal
      ORIGINAL ISSUE DATE                                 amount)                                   MATURITY DATE


       INTEREST RATE PER                              INTEREST PAYMENT                             DEFAULT RATE (Only
             ANNUM                                         DATES                              applicable if Note issued at
                                                                                                original issue discount):



      OID DEFAULT AMOUNT                              REDEEMABLE ON OR                              REDEEMABLE ON OR
   (only applicable if Note                       AFTER (At option of the                        AFTER (At option of the
issued at original issue holder                           Holder)                                       Company)
           discount)



      INITIAL REDEMPTION                             ANNUAL REDEMPTION                                SINKING FUND
          PERCENTAGE:                                    PERCENTAGE
                                                        REDUCTION:

DEPOSITARY (Only
applicable if Note is a
Global Note):



           THE VALSPAR CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to___________________________________ or registered assigns, the principal sum of ____________________________________
at the office or agency of the Company in the City of Minneapolis, Minnesota, the City of ____________________or in the Borough of Manhattan, the City of New York, on the maturity date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day ("Stated Maturity"), in such coin or currency as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, in like coin or currency, semi-annually on each Interest Payment Date set forth above from and after the date of this Note and at Maturity until payment of said principal sum has been made or duly provided for. Unless this Note is a Note which has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the Original Issue Date indicated above. If this Note has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the last Interest Payment Date to which interest was paid on such predecessor Note, or if no interest was paid on such predecessor Note, from the Original Issue Date indicated above. The first payment of interest on a Note originally issued and dated between a Regular Record Date (as defined below) and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the fourteenth calendar day next preceding such Interest Payment Date (each such date a"Regular Record Date"), and interest payable at Maturity (other than a Maturity date which is an Interest Payment Date) will be paid to the Person to whom said principal sum is payable. Payment of interest on this Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest on this Note shall accrue from the next preceding Interest Payment Date to which interest has been paid, or if no interest has been paid on this Note, from the Original Issue Date indicated above.

           Payment of the principal of (and premium, if any) and any interest due on this Note to the Holder hereof at Maturity will be paid, in immediately available funds, upon presentation of this Note at the office or agency of the Company maintained for that purpose in the City of Minneapolis, Minnesota, or the City of ____________________, or, at the option of the Holder hereof, at the office or agency to be maintained for that purpose in the Borough of Manhattan, the City of New York. Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the Holder hereof at Maturity) will be payable at such office or agency of the Company, provided, however, that, at the option of the Company, payment of interest may be paid by check mailed to the Person entitled thereto at such Person's last address as it appears in the Note Register or by wire transfer to such account as may have been designated by such Holder as set forth herein.

           Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in the City of ____________________ or its agency in the City of New York and, unless revoked by written notice to the Trustee received by the Trustee on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the date of Maturity, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such Holder.

           If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within five Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which payments are made.

           Any payment on this Note due on any day which is not a Business Day in the City of New York or which is not a Business Day in the City of Minneapolis, Minnesota, or the City of ____________________, need not be made on such day, but may be made on the next succeeding Business Day, with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

           IF THIS NOTE IS A GLOBAL NOTE AS SPECIFIED ON THE FACE HEREOF, THE FOLLOWING LEGEND IS APPLICABLE: "EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED ON THE REVERSE HEREOF, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY, ANOTHER NOMINEE OF THE DEPOSITARY, A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR".

           "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in such location are generally authorized or obligated by law or executive order to close.

           Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

           IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                                   THE VALSPAR CORPORATION


                                                         By:
                                                               (Title)

[SEAL]                                                   Attest:
                                                               (Title)

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          , as Trustee

By:
      Authorized Signature

      or

                                          , as Trustee

By:                                       ,
      Authenticating Agent

By:                                       ,
      Authorized Signature

                                [Reverse of Note]

                             THE VALSPAR CORPORATION

                           ___________ NOTE, SERIES __

                  DUE _____________ OR MORE FROM DATE OF ISSUE

           This Note is one of a duly authorized issue of securities of the Company (hereinafter called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of ____________________ (hereinafter called the "Indenture"), between the Company and ____________________________,as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a series of the Securities designated as the ___________ Notes, Series __ of the Company (the "Notes"), due 9 months or more from date of issue. The Notes are limited to $____________ in aggregate principal amount. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable by the Company at different times or not at all, be repayable at the option of the Holder at different times or not at all and issued at an original issue discount.

           In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

           The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

           If so provided on the face of this Note, this Note may be redeemed by the Company on and after the date so indicated on the face hereof. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed, in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage, plus accrued interest, if any, to the date of redemption. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified on the face of this Note, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified on the face of this Note, until the Redemption Percentage is equal to 100%.

           If so provided on the face of this Note, this Note will be repayable in whole or in part in increments of $1,000, provided that the remaining principal amount of any Note surrendered for partial repayment shall the at least $100,000, on any Business Day on or after the date so indicated on the face hereof under "Redeemable On or After (At Option of the Holder)", at the option of the Holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Trustee set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the Note, on or before the fifteenth, but not earlier than the twenty-fifth calendar day or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Note, (b) the principal amount of this Note and the principal amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. Deliveries shall be made by hand, courier service, regular or registered mail, telegram or facsimile transmission to __________________________, Attention: Corporate Trust Office, __________________________________________, (or, at such other places as the
Company shall notify the Holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

           The Indenture contains provisions for defeasance at any time of certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

           If this Note is issued with an original issue discount, (i) if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof, and (ii) in the case of a default of payment in principal upon acceleration, redemption, repayment at the option of the Holder or at the Stated Maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption, repayment at the option of the Holder or Stated Maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

           The Notes are issuable in global or definitive form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the City of Minneapolis, Minnesota, or the City of____________________, or, at the option of the Holder hereof, at the office or agency to be maintained for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

           If this Note is a Global Note (as specified on the face hereof), this
Note is exchangeable for definitive Notes in registered form only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms and of differing denominations aggregating a like amount.

           No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

           Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            OPTION TO ELECT REPAYMENT
                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                         ELECTS TO EXERCISE SUCH RIGHTS

           The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at




(Please print or typewrite name and address of the undersigned)

           For this Note to be repaid the Company must receive at the applicable address of the Trustee set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Note, (b) the principal amount of the Note and the principal amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Prepayment" on the reverse of the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

           If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of$1,000, which the Holder elects to have repaid: ______________________; and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid): _____________________

Dated:

                               Notice: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any other change whatsoever.


                                  ABBREVIATIONS

           The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

           TEN COM:  as tenants in common

           TEN ENT:  as tenants by the entireties

           JT TEN: as joint tenants with right of survivorship and not as tenants in common

           UNIF GIFT ACT:   ______  Custodian  _______
                     (Cust)               (Minor)

           Under Uniform Gifts to Minors Act


           (State)

           Additional abbreviations may also be used though not in the above list.

           FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s)unto:

           Please Insert Social Security or
           Other Identifying Number of Assignee





(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
OF ASSIGNEE)
the within Note of THE VALSPAR CORPORATION and does hereby irrevocably constitute and appoint _______________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:




NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.